Zions Bancorporation


                                 Creating Value


                                  Goldman Sachs
                               Investor Conference

                                December 4, 2001

                        Delivering Value to Shareholders

                           Value of $1,000 Investment

          Last Ten Years                            Last Five Years
            1990 - 2000                               1995 - 2000
     [Bar Chart of comparison]                  [Bar Chart of comparison]

S&P 500      $ 5,232                                    $3,474
ZION         $21,213                                    $7,028


Zions was #1 in total shareholder return for U.S. Banks surveyed by Fortune magazine and The Wall Street Journal during the 1990's and the last half of the 1990's, respectively.

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

                            Simple Price Appreciation
                            [Line Graph of comparison]

Date         ZION Stock           S&P 500             S&P Banks Index
----         ----------           -------             ---------------
12/31/1996   $100.00000         $100.00000               $100.00000
12/31/1997   $174.51923         $131.00818               $141.06124
12/31/1998   $239.90385         $165.94622               $147.02408
12/31/1999   $227.64423         $198.34895               $124.57416
12/31/2000   $240.14423         $178.23798               $142.38117
03/31/2001   $200.34615         $156.64471               $140.05421
06/30/2001   $226.92308         $165.29687               $145.09817
09/28/2001   $206.38462         $140.52704               $134.35799

                          Demonstrated Superior Growth

                                Revenue Per Share
                                   [Bar Chart]
                              17.9% Compound Growth

               1996    1997    1998    1999    2000    3Q '01*
               ----    ----    ----    ----    ----    -------
              $6.37   $7.57   $9.55   $11.31  $12.57   $14.51

*Annualized.
 Excludes Star System gain and venture capital gains/losses.


                            Cash Earnings Per Share
                                   [Bar Chart]
                              17.5% Compound Growth

               1996    1997    1998    1999    2000    3Q'01*
               ----    ----    ----    ----    ----    ------
              $1.73   $2.04   $2.43   $2.98   $3.49    $3.88

*Annualized.
 Excludes yearly e-commerce losses.

                                 Success Factors

o        Community Banking Strategy

o        Geography

o        Technology

o        National Niche Businesses

o        Focus on Fundamentals

o        Shareholder Driven

                         [Graphic of arrow pointing to]

           #1 in total shareholder return for U.S. banks in the 90's


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

                      A Collection of Great Community Banks

o        Local names and identities

o        Local boards - including regional advisory boards

o        Local management teams with real authority

                     A Collection of Great Community Banks

[Logo of The Commerce Bank of Washington]
Deposits: $0.4B
Rank: 12th

[Logo of Zions First National Bank]
Deposits: $5.0B
Rank: 2nd [Utah]/9th [Idaho]

[Logo of Vectra Bank of Colorado]
Deposits: $1.4B
Rank: 5th

[Logo of National Bank of Arizona]
Deposits: $2.2B
Rank: 4th

[Logo of California Bank & Trust]
Deposits: $6.9B
Rank: 6th

[Logo of Nevada State Bank]
Deposits: $2.1B
Rank: 3rd

                            Balance Sheet Composition

                               September 30, 2001

[Pie Chart of Total Loans]                        [Pie Chart of Total Deposits]

Utah/Idaho              46%                         Utah/Idaho              28%
California              29%                         California              39%
Washington               1%                         Washington               2%
Colorado                 8%                         Colorado                 8%
Arizona                  9%                         Arizona                 12%
Nevada                   7%                         Nevada                  11%

Total Loans: $18.8 Billion*                       Total Deposits: $18.1 Billion
*Includes $2.3 Billion in Loans Sold

                      Value of Community Banking Structure

                                  Better Talent
                              Better Revenue Growth
                              Better Asset Quality

                         [Graphic of arrow pointing to]

                        STRONGER CUSTOMER RELATIONSHIPS

                             Zions' Growth Engine:

                      Projected Population Growth to 2005

       [Graphic of map of the United States showing Zions in Washington, Idaho, California, Nevada, Utah, Arizona, Colorado and New Mexico,
                      and growth rates of all other states]

Top Third States
Middle Third States
Bottom Third States                               Source: U.S. Census Bureau

                             Zions' Growth Engine:

                        Employment Growth Rates to 2008

       [Graphic of map of the United States showing Zions in Washington,
       Idaho, California, Nevada, Utah, Arizona, Colorado and New Mexico,
         and growth rates of all other states. All Zions' states show an employment rate change of 20% to 50%]

Source: Bureau of Labor Statistics

                                 Markets Matter:
                              Top 10 Growth Markets

1.  PHOENIX-MESA, AZ
2.  Dallas, TX
3.  San Antonio, TX
4.  DENVER, CO
5.  Atlanta, GA
6.  SALT LAKE CITY-OGDEN, UT
7.  OAKLAND, CA
8.  Austin-San Marcos, TX
9.  SAN DIEGO, CA
10. Houston, TX

5 of top 10
10 of top 22
None below 47

Source:  Putnam Lovell; Top 100 MSAs
Ranked based on projected growth
 in population and personal income

                                 Markets Matter:
                           15 Best Places For Business
1.  SAN JOSE, CA
2.  Austin, TX
3.  SAN FRANCISCO, CA
4.  BOULDER, CO
5.  Dallas, TX
6.  Santa Rosa, CA
7.  BOISE, ID
8.  SAN DIEGO, CA
9.  PHOENIX, AZ
10. OAKLAND, CA
11. SACRAMENTO, CA
12. ORANGE COUNTY, CA
13. Raleigh-Durham, NC
14. LAS VEGAS, NV
15. SEATTLE, WA

11 of top 15

Source: Forbes Magazine
Top 200 MSAs

                             The Growth Combination
                      The Right Banks in the Right Places

[Graphic depicting all Zions Bancorporation subsidiary banks with high growth prospects due to their combination of community banking and high growth markets as opposed to larger banks in low growth markets]

                           Market Growth Opportunities

($ in Billions)                     Deposits        Market Share
                                    --------        ------------
California                          $    6.9             2%
Utah                                $    4.8            28%
Arizona                             $    2.2             4%
Nevada                              $    2.1            12%
Colorado                            $    1.4             3%
Washington                          $    0.4             1%
Idaho                               $    0.2             2%

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

                           Ensuring Our Future Success
                          Integrating Key Technologies

o         [Graphic of LEXIGN logo]
     - Expertise in complex electronic work flow solutions with established customer base
     -    Creating electronic, Internet-based forms
     -    Digital signing software

o         [Graphic of EnterVault logo]
     -    Secure storage and retrieval of electronic documents

o         [Graphic of DST: Digital Signature Trust logo]
               Guaranteeing Identity in Digital Transactions
     -    Issuing and managing digital certificates

                          [Graphic of NetDeposit logo]

o         Transmitting check images for presentment
     -    Reduces transportation costs
     -    Reduces float

o         Zions developed process and owns intellectual property

o         Licensed to EDS

                Why is a Bank in the Digital Signature Business?

"We're more like banks than we are Internet companies," Sclavos says. If e-commerce is really going to take off, having a banker control the keys to the vault door may not be such a bad thing.

                                    Business Week
                                    May 15, 2000
                                    Quoting Stratton Sclavos, CEO of Verisign

                           National Niche Businesses

o        #1 SBA 504 Lender
o        #8 SBA 7(a) Lender
o        #1 Farmer Mac Lender
o        #6 Municipal Financial Advisor
o        Electronic Bond Trading
o        e-Business Solutions


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


                          Focusing on the Fundamentals

                                Effective Sales
                   17.9% Compound Revenue Growth over 5 years

                             Superior Asset Quality
                           .65% NPA ratio at 9/30/01

                             Effective Cost Control
                     57.4% Operating Cash Efficiency Ratio

              [Graphic of arrow pointing from preceding items to]

                           SHAREHOLDER VALUE CREATION

                                 Asset Quality:
                        Understanding the Loan Portfolio

                                  [Pie Chart]

Consumer Loans (Includes Consumer Residential)          $3.7B  22%
Commercial Loans (Includes Owner-Occupied Real Estate)  $7.6B  45%
Commercial RE Construction                              $2.8B  17%
Commercial RE Term                                      $2.6B  16%


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

                          Distribution by Product Type
                                    9/30/01

                        Commercial Loans by Product Type
                                  [Pie Chart]

                         Other               15%
                         Industrial          14%
                         Office              23%
                         Retail              18%
                         Hotel/Motel         21%
                         A&D                  3%
                         Medical              3%
                         Recreation           3%


                       Construction Loans by Product Type
                                  [Pie Chart]

                         Residential A&D          20%
                         Industrial                4%
                         Office                   10%
                         Retail                   16%
                         Hotel/Motel               4%
                         A&D                       5%
                         Other                     6%
                         Apartments                8%
                         Single Family            27%

                      Distribution by Geographic Location
                                    9/30/01

             Commercial Term Loans by        Commercial Construction Loans
               Collateral Location                    by Location
                  [Pie Chart]                         [Pie Chart]

Southern CA              26%                               22%
Northern CA              14%                                7%
Nevada                   12%                                8%
Utah/Idaho                8%                               14%
Arizona                  17%                               21%
Colorado                  9%                               15%
Washington                2%                                5%
Other/Multiple Market    12%                                8%

                         Net Charge-Off Trends vs. Peers

                  YTD Net Losses as a % of Average Total Loans
            [Bar Chart depicting Zions, Line Chart depicting peers]

                         Percent of Average Total Loans

                        Date             Zions       Peers
                    ----------           -----       -----
                    2nd Qtr 99           0.16%       0.38%
                    3rd Qtr 99           0.12%       0.39%
                    4th Qtr 99           0.26%       0.41%
                    1st Qtr 00           0.30%       0.36%
                    2nd Qtr 00           0.28%       0.36%
                    3rd Qtr 00           0.26%       0.50%
                    4th Qtr 00           0.31%       0.53%
                    1st Qtr 01           0.17%       0.47%
                    2nd Qtr 01           0.18%       0.51%
                    3rd Qtr 01           0.16%

Note: Peer group is defined as bank holding companies with assets >$10 billion.

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

                         Asset Quality Trends vs. Peers

                   Non-Performing Assets as % of Total Assets
            [Bar Chart depicting Zions, Line Chart depicting peers]

                            Percent of Total Assets

                  Date                           Zions       Peers
               ----------                        -----       -----
               2nd Qtr 99                        0.33%       0.39%
               3rd Qtr 99                        0.31%       0.39%
               4th Qtr 99                        0.37%       0.38%
               1st Qtr 00                        0.37%       0.40%
               2nd Qtr 00                        0.39%       0.41%
               3rd Qtr 00                        0.35%       0.44%
               4th Qtr 00                        0.33%       0.49%
               1st Qtr 01                        0.37%       0.51%
               2nd Qtr 01                        0.38%       0.52%
               3rd Qtr 01                        0.42%

Note: Peer group is defined as bank holding companies with assets >$10 billion.


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

                               Syndicated Credits
                             Old Sumitomo Portfolio
                                  [Bar Chart]

                     October 1998        $1,082,765
                     September 2001      $  130,479


o    CB&T NCOs from 10/98
     -    $50.7MM

o    NCOs on Sumitomo Syndicated Credits:
     -    $18.4MM

                Allowance for Loan Losses to Non-Performing Loans
                                     9/30/01


Rank    Company                    ALLL/NPL                Rank    Company                  ALLL/NPL
----    -------                    --------                ----    -------                  --------
   1    State Street Corp              5500.0%               18    FirstMerit                    201.2%
   2    North Fork Bancorp.             840.2%               19    PNC Financial                 199.4%
   3    Westamerica Corp.               616.8%               20    BancWest Corp                 181.4%
   4    First Virginia Corp.            437.7%               21    Mellon Bank corp              179.7%
   5    City National Corp.             335.4%               22    Fleet Boston Corp             179.0%
   6    Synovus Financial               329.5%               23    Huntington Bancshares         178.4%
   7    Fifth Third Bancorp.            319.1%               24    SunTrust Banks, Inc.          176.7%
   8    ZIONS BANCORP.                  262.9%               25    National City Corp            171.1%
   9    US Bancorp                      243.1%               26    Bank of America Corp          161.8%
  10    BB&T Corp                       238.0%               27    Marshall & Ilsley             161.1%
  11    Wells Fargo & Co.               232.4%               28    J P Morgan Chase*             146.2%
  12    Bank of New York                223.2%               29    Bank One Corp                 143.9%
  13    First Midwest Bancorp           222.8%               30    Northern Trust Corp           138.4%
  14    First Tennessee Nat'l           217.6%               31    KeyCorp                       132.7%
  15    AmSouth Bancorp.                211.3%               32    Citigroup                     115.6%
  16    SouthTrust Corp                 211.1%               33    Comerica Inc.                 106.6%
  17    Wachovia                        201.8%
                                                           * Includes OREO


        Alignment of Shareholder and Employee Interests: Staff Ownership

We act like shareholders...

o        Stock value held by execs to 2000 compensation:      40X
o        Percent of employees who own shares:                 80%
o        Percent of employees receiving options*:            100%
o        Percent owned by employees & directors:              12%

* All employees receive options after 1 year of service

                                        ...because we are shareholders

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

     Alignment of Shareholder and Employee Interests: Incentive Compensation

                          4 year Average Tangible ROE

                       16%         18%         20%         22%         24%
4 Year                ----        ----        ----        ----        ----
Average    25%        150%        180%        200%        230%        250%
Cash EPS   21%        130%        155%        170%        200%        220%
Growth     17%         80%        100%        110%        120%        140%
Rate       13%         40%         46%         50%         59%         60%
            9%         12%         15%         16%         19%         20%

       Average Annual Payout Bonus as a % of Executive Officer's Salary

       No Award if Cash ROE <14%


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

                                Earnings Guidance

                           4th Qtr. 2001         2002
                           -------------    ------------
Operating Cash Earnings    $0.94 - 0.96     $4.05 - 4.10
Goodwill                         (0.09)           (0.36)
CDI                              (0.03)           (0.15)
GAAP EPS                    0.81 - 0.83      3.54 - 3.59
"New"  GAAP EPS            $0.90 - 0.92     $3.90 - 3.95


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

                         Comparative Currency Valuations
                                November 28, 2001

                                         IBES 5-Year   2002 P/E  2002 PEG
Company                  Stock Price   Growth Estimate   Ratio    Ratio
-----------------        -----------   ---------------   -----    -----
Northern Trust             $57.32           12.90%       23.9X    185%
State Street               $52.85           14.08%       24.1X    171%
Fifth Third                $59.32           14.29%       21.7X    152%
Marshall & Ilsley          $61.82           10.25%       15.6X    152%
M&T Bank                   $71.20           11.63%       16.8X    144%
Bank of New York           $38.74           12.19%       17.5X    143%
Synovus                    $23.62           14.00%       19.7X    141%
Wells Fargo                $42.66           12.77%       14.3X    112%
Zions                      $47.83           13.89%       13.5X     97%

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

                           Forward-Looking Statements

This presentation contains statements regarding the projected performance of Zions Bancorporation. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results or achievements may differ materially from the projections provided in this presentation since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally in areas in which Zions Bancorporation conducts their operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; legislation or regulatory changes which adversely affect the ability of the company to conduct the business in which the company would be engaged; delays in adoption of digital certificates for online services. Zions Bancorporation disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

                   [Logo of The Commerce Bank of Washington]

                      [Logo of Zions First National Bank]

                       [Logo of Vectra Bank of Colorado]

                       [Logo of National Bank of Arizona]

                       [Logo of California Bank & Trust]

                          [Logo of Nevada State Bank]

                              ZIONS BANCORPORATION

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